UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 22, 2019

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001702745

CD 2017-CD4 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the registrant: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541001

Citigroup Global Markets Realty Corp.

(Exact name of sponsor as specified in its charter)

New York	333-206705-08	38-4032102 38-4032103 38-7170564
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On May 17, 2017, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of May 1, 2017 (the “Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, trustee, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, of the CD 2017-CD4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD4 (the “Certificates”), which represent, in the aggregate, the entire beneficial ownership in the CD 2017-CD4 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Hilton Hawaiian Village” on Exhibit B to the Pooling and Servicing Agreement (the “Hilton Hawaiian Village Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “Hilton Hawaiian Village  Loan Combination”) that includes the Hilton Hawaiian Village Mortgage Loan and fifteen other pari passu loans (the “Hilton Hawaiian Village Pari Passu Companion Loans”) and five other subordinate loans (the “Hilton Hawaiian Village Subordinate Companion Loans”), which are not assets of the Issuing Entity.  The Hilton Hawaiian Village Loan Combination, including the Hilton Hawaiian Village Mortgage Loan, is being serviced and administered under the trust and servicing agreement, dated as of November 28, 2016 (the “HHV TSA”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC (“AEGON”), as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to the Hilton USA Trust 2016-HHV Trust securitization transaction into which the Hilton Hawaiian Village Pari Passu Companion Loans and the Hilton Hawaiian Village Subordinate Companion Loans were deposited.  The Hilton Hawaiian Village Mortgage Loan represents 6.3% of the asset pool of the Issuing Entity as of its cut-off date.

Pursuant to Section 7.1(d) of the HHV TSA, the Directing Certificateholder (as defined in the HHV TSA), has the right, for long as no Control Event (as defined in the HHV TSA) has occurred or is continuing, to terminate the existing special servicer at any time, with or without cause, and appoint a successor special servicer under the HHV TSA.  A copy of the HHV TSA was filed as Exhibit 99.5 to the Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on May 17, 2017.

Blackstone Real Estate Special Situations Advisors L.L.C., as the current Directing Certificateholder under the HHV TSA, removed AEGON as special servicer (as defined in the HHV TSA) and appointed CWCapital Asset Management LLC, a Delaware limited liability company (“CWCAM”), as the replacement special servicer under the HHV TSA. The removal of AEGON as special servicer and appointment of CWCAM as replacement special servicer under the HHV TSA is effective as of November 22, 2019 (the “Effective Date”).

In the interest of transaction management, this Form 8-K is being filed to record that, effective as of November 22, 2019, the mortgage loans securitized in the Hilton USA Trust 2016-HHV Trust transaction will be specially serviced, if necessary, pursuant to the HHV TSA by CWCAM.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Registrant)
Date: November 22, 2019
	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director